KBW 11th Annual
Community Bank Investor Conference
New York, NY
July 27th, 2010
Presentation by: George M. Lee
Executive Vice Chairman, President & CEO

 The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
 Forward-looking statements describe MetroCorp’s future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond
 MetroCorp’s control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect
 MetroCorp is contained in MetroCorp’s 2009 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

FORWARD LOOKING STATEMENTS

NET INTEREST MARGIN (%)
	2009				2010
	Q1	Q2	Q3	Q4	Q1	Q2
MetroBank	3.70	3.86	3.11	4.10	4.39	3.98
Metro United Bank	3.15	3.31	3.67	3.48	3.28	3.69
	2007				2008
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
MetroBank	4.95	4.65	4.86	4.64	4.50	4.37	4.04	3.99
Metro United Bank	4.04	4.41	4.07	4.35	3.59	3.56	3.54	3.56

CAPITAL RATIOS
	TOTAL RISK BASED CAPITAL RATIO	TANGIBLE COMMON EQUITY CAPITAL RATIO
6/30/2010	14.57%	5.85%
12/31/2009	13.80%	5.79%
12/31/2008	10.17%	6.22%

In $000’s	2005	2006	2007	2008	2009	2010- Q1	2010- Q2
Net Nonperforming Assets *	$17,262	$9,304	$5,501	$55,695	$100,309	$97,456	$79,664
Net Nonperforming Assets to Total Assets %	1.53%	0.73%	0.38%	3.52%	6.31%	6.10%	4.9%
* Net Nonperforming Assets are net of guarantee and accruing loans > 90 days delinquent.
NON-PERFORMING ASSETS (NET)

In $000’s	2005	2006	2007	2008	2009	2010-Q1	2010-Q2
Allowance for Loan Losses	$13,169	$11,436	$13,125	$24,235	$29,403	$34,732	$36,004
Allowance to Net Nonperforming Loans % *	98.31%	174.41%	325.93%	47.64%	37.69%	49.29%	58.85%

* Net Nonperforming Loans include TDR but are net of guarantee and accruing loans > 90 days delinquent.
ALLOWANCE FOR LOAN LOSSES

METROBANK (TEXAS)
 As of 6/30/10   $ in millions
• Assets           $ 1,167
• Loans            $    878
• Deposits        $    999
• Branches               13

▪  Maintain Texas Dominance
▪  Asset Quality Improvement
▪  Expense Control
▪  International (China) Opportunity Expansion

TEXAS INITIATIVES

METRO UNITED BANK (CALIFORNIA)
 As of 6/30/10   $ in millions
• Assets           $ 462
• Loans            $ 347
• Deposits        $ 371
• Branches              6

▪  Asset Quality Improvement
▪  Expense Control
▪  Improve Fee Income
▪  Low Cost Deposit Growth

CALIFORNIA INITIATIVES

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$914
$1,128
$1,268
$1,460
$1,580
$1,590
$1,624
2004
2005
2006
2007
2008
2009
2010-Q2

$ in millions
MCBI TOTAL ASSET TREND

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$595
$771
$887
$1,202
$1,346
$1,274
$1,225
2004
2005
2006
2007
2008
2009
2010-Q2

14

$ in millions
MCBI TOTAL LOAN TREND

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$755
$962
$1,082
$1,191
$1,269
$1,364
$1,357
2004
2005
2006
2007
2008
2009
2010-Q2

15

$ in millions
MCBI TOTAL DEPOSIT TREND

Diluted EPS
PTPP EPS
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
0.98
1.62
1.22
1.95
1.10
2.00
0.17
1.81
(0.85)
1.23
(0.39)
0.41
2005
2006
2007
2008
2009
2010-Q2 YTD

PRE-TAX PRE-PROVISION EPS

Diluted EPS
PTPP EPS
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
0.98
1.62
1.22
1.95
1.10
2.00
0.17
1.81
(0.85)
1.23
(0.39)
0.41
2005
2006
2007
2008
2009
2010-Q2 YTD

PRE-TAX PRE-PROVISION EPS

$0.60
$0.40
$0.20
$-
$(0.20)
$(0.40)
$(0.60)
$(0.80)
Diluted EPS
PTPP EPS
0.05
0.26
0.05
0.43
(0.73)
0.20
(0.36)
0.23
(0.04)
0.19
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10

PRE-TAX PRE-PROVISION EPS

OPERATING GUIDELINES
ESTABLISH
PRIORITIES
CHOOSE THE
CULTURE
DETERMINE RISK
STRATEGY
IMPLEMENT RISK
CONTROLS
 STEP 1  STEP 2   STEP 3   STEP 4
VALUES DRIVEN
IMMEDIATE
EARNINGS
DRIVEN
PRODUCTION
DRIVEN
UNFOCUSED
CONSERVATIVE
MANAGED
AGGRESSIVE
VARIES/VARIOUS
BEHAVIOR
INFLUENCING
BEHAVIOR
DIRECTING
BEHAVIOR
CONTROLLING
ASSET QUALITY/
SOUNDNESS
IMMEDIATE
EARNINGS
GROWTH /
MARKET SHARE
NO CLEAR
PRIORITIES
?
X
X
X
X